                         PROFESSIONAL SERVICES AGREEMENT

     This Professional Services Agreement ("Agreement") is made and entered into as of December 20, 2002 by and between Predictive Systems, the. ("Contractor"), having its principal place of business at 19 West 44th Street, 9th floor, New York, New York 10036, and Pfizer, Inc. (the "Company"), having its principal place of business at 235 East 42nd Street, New York, New York 10017. As used herein, the "Company" shall mean Pfizer, Inc., its subsidiaries and affiliates, and an "affiliate" of any person shall mean any person directly or indirectly controlling, controlled by or under common control with such person.

     In consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. SCOPE OF WORK

   1.1. During the term of this Agreement, Contractor agrees to provide the professional services described in Schedule A attached hereto (the "Work"), and to assign and dedicate the personnel listed on Schedule A (the "Personnel") in order to perform the Work. Contractor agrees that it shall only assign Personnel with the proper skill level and type of experience to ensure that the Work will be completed in a good and workmanlike manner as further provided in Section 4.1 below. Except as may otherwise be agreed by the parties in writing, Contractor shall furnish or cause to be furnished at its own cost all required labor, tools, equipment, material, parts, transportation and supervision necessary to perform the Work.

2. COMPENSATION

   2.1. As full and complete compensation for its services hereunder, the Company agrees to pay Contractor at the rate(s) specified in Schedule
        A. The rate(s) specified will remain in effect for the duration of this Agreement unless modified in accordance with this Agreement. All Work performed pursuant to this Agreement, including any Work performed on any day other than a Business Day, shall be compensated at the rates specified in Schedule A. For purposes of this Agreement, "Business Day" means any day on which the Company is open for business at its principal offices.

   2.2. Contractor shall be entitled to receive reimbursements of all of its "Out-of-Pocket" expenses directly related to performing the Work, provided that the nature and approximate amount of such expenses must be approved in advance by the Company in writing. The term Out-of-Pocket expenses includes, but is not limited to, reasonable and verifiable coach class travel, hotel accommodations and meal expenses, which Contractor incurs and that are directly related to the Work. All such expenses shall be reimbursed at cost; no mark-up shall be permitted.

   2.3. The fees and expenses payable by the Company pursuant to this Agreement shall be invoiced to the Company by Contractor on a monthly basis, and shall set forth in reasonable detail the basis for the charges reflected therein. Each invoice shall include copies of receipts for all Out-of-Pocket expenses reflected therein. All invoices shall be payable within thirty (30) days of their receipt by the Company, provided, however, that if the Company should dispute in good faith the nature or basis of any charges contained in any invoice submitted by contractor hereunder, the Company shall promptly provide written notice to Contractor setting forth the reason for the dispute, after which the parties shall attempt to reach a resolution in good faith in accordance with Section 13.1 hereof. The payment of any disputed invoice shall be suspended until such dispute is resolved by the parties.

   2.4. On each invoice. Contractor shall itemize any taxes required to be collected or paid by Contractor, such as sales, use or excise taxes, but not taxes based upon Contractor's income.

3. TERM AND TERMINATION

   3.1. This Agreement shall be effective on the date hereof and, unless sooner terminated as provided herein, shall remain in effect for a period of one (1) year from its effective date.

   3.2. Either party may terminate this Agreement upon thirty (30) days prior written notice to the other party; provided, however, that the Company shall have the right at any time to (a) terminate any request for services on any specific task by providing Contractor with five (5) days prior written notice, and (b) terminate this Agreement immediately for (i) Contractor's refusal or inability to perform the Work, (ii) Contractor's breach of any provision of this Agreement or (iii) Contractor's failure to, in the Company's sole discretion, satisfactorily perform the Work.

   3.3. Upon the termination or expiration of this Agreement, Contractor agrees to promptly assemble all documents, write-ups, notes, computer programs, and other material related to the Work (including Materials defined in Section 9.1) and return them in an orderly fashion to authorized representatives of the Company.


   3.4. Upon a termination of this Agreement by the Company, the Company agrees to pay Contractor for services rendered and expenses incurred hereunder which have not been previously paid by the Company for the period up to and including the date of termination, except that the Company shall not be obligated to pay Contractor any amount which is disputed by the Company pursuant to Section 2.3.

   3.5. In the event of any termination of this Agreement, certain terms and conditions, including but not limited to WARRANTIES, OWNERSHIP OF MATERIALS, CONFIDENTIALITY, USE OF NAME, INSURANCE, INDEMNIFICATION;

        LIMITATION OF LIABILITY, NON-SOLICITATION and GENERAL, shall survive such termination.

4. DUTIES OF CONTRACTOR

   4.1. Contractor agrees that the Work performed by it and its Personnel hereunder shall be performed (a) in a good, workmanlike and efficient manner; (b) in accordance with applicable laws, regulations, codes, permits and licenses; (c) in accordance with the standard business practices and procedures employed in the Company's business including, but not limited to, procedures regarding security, data administration and operating practices; and (d) otherwise in accordance with the terms and conditions applicable to all sub-contractors, suppliers and vendors of the Company. In this respect, Contractor acknowledges that the Company has special responsibilities to drug regulatory agencies and to the public in view of the nature of its products and agrees to cooperate in every way with the Company to assist it in discharging these responsibilities. Contractor shall, for example, disclose educational background, job history, past addresses and other personal information concerning itself or its Personnel requested for purposes of a security check by the Company, and shall divulge any such additional information at the Company's reasonable request.

   4.2. Contractor shall obtain and pay for all necessary Federal, state and local licenses and permits necessary to enable it to perform this Agreement. Contractor shall collect and pay all Federal, state and local sales, use, excise and similar taxes attributable to the Work. Upon the Company's request, Contractor shall furnish the Company with copies of its receipts for such tax payments and copies of such licenses and permits. Contractor shall maintain records of its payment of such taxes throughout the term hereof and for a period of seven
        (7) years following the termination of this Agreement.

   4.3. Notwithstanding anything to the contrary contained herein, the Company shall have the right at any time to request the immediate termination and/or replacement of any or all Personnel assigned by Contractor to perform the Work.

5. WARRANTIES


   5.1. Contractor represents and warrants to the Company that Contractor's execution and performance of this Agreement:

        (a) will not violate or infringe upon the rights of any third party, including but not limited to confidential relationships, publicity rights, privacy rights, patents, trademarks, service marks, trade secrets or copyrights; and

        (b) will not conflict with or violate any commitment to, or agreement or understanding Contractor has or will have with, any other person or entity.

   5.2. Contractor further represents and warrants to the Company that:

        (a) Contractor has full right, power and authority to enter into this Agreement and there is nothing which will prevent Contractor from performing its obligations under the terms and conditions of this Agreement; and

        (b) this Agreement has been duly authorized by all necessary corporate action and constitutes a valid obligation of Contractor, binding on Contractor and enforceable in accordance with the terms hereof,

        (c)the goods sold and/or Work rendered pursuant to this Agreement are and will be manufactured, produced, sold, and rendered in conformity with all applicable laws, ordinances, orders, directions, rules and regulations of the Federal, state, county and municipal governments applicable thereto, all as they may be amended from time to time, including, but not limited to, Section 1033 of the Violent Crime Control and Law Enforcement Act of 1994.

   5.3. EXCEPT AS EXPRESSLY SET PORTH IN THIS AGREEMENT, CONTRACTOR SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED PROMISES, REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SERVICES AND PRODUCTS PROVIDED
        HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY AS TO ITS MERCHANTABILITY, OPERATION OR ITS FITNESS FOR ANY PARTICULAR PURPOSE,
        AS WELL AS ANY WARRANTIES ALLEGED TO HAVE ARISEN FROM CUSTOM, USAGE, OR PAST DEALINGS BETWEEN THE PARTIES.

6. INSURANCE

     6.1. Contractor shall maintain the insurance coverages listed in this
          Section 6.1 throughout the term of this Agreement. Contractor shall provide the Company with valid certificates of insurance showing evidence of the following coverages and amounts with insurance companies that have A.M. Best ratings of at least A.

          (i) Workers' Compensation Insurance: Insurance for liability under Workers' Compensation or Occupational Disease laws of any state or jurisdiction in which services under this Agreement are performed and as is otherwise applicable with respect to persons performing services under this Agreement and Employer's Liability insurance, covering all claims by or with respect to employees of Contractor, providing:

                  (a) Coverage for statutory limits of all claims under applicable state Workers' Compensation laws. If the services hereunder will result in exposure under the U.S. Longshoremen's and Harbor Workers' Act and its amendments, the Jones Act or the Federal Employer's Liability Act coverage shall be extended to include those laws;

          (b) An endorsement providing that any claim "in rem" shall be treated as a claim "in personam"; and

          (c) Voluntary compensation insurance covering all employees not subject to the applicable Workers' Compensation Act or acts.

   (ii) Employers Liability Insurance: As required by the state wherein the services hereunder are to be performed, but in no case less than the following:

          (a)  Bodily Injury by Accident: [****] each accident

          (b)  Bodily Injury by Disease: [****] each employee

          (c)  policy limit

   (iii) Simplified ISO Commercial General Liability Insurance: Coverage on primary, non-contributing, occurrence basis including:

               (a) Premises - Operations Coverage (including Medical Payments coverage)

               (b)  Product - Completed Operations Coverage

               (c)  Bodily Injury Coverage

               (d)  Contractual Liability Coverage

               The following minimum limits will be in force:

               Bodily Injury and Property Damage: [****] each occurrence aggregate

     (iv) Commercial Automobile Liability Insurance: Covering all owned or leased motor vehicles to be used by Contractor in furtherance of the Work with the following minimum limits:

               Bodily Injury and Property Damage: [****] each accident

     (v) Umbrella (Excess) Liability Insurance: Such coverage shall be maintained for the above-referenced Comprehensive General Liability, Comprehensive Automobile Liability and Employer's Liability coverages in an amount of not less than [****].

     (vi) Professional Liability Insurance:

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     6.2. The certificates of insurance to be provided to the Company pursuant to Section 6.1 hereof must state that the Company is named as an additional insured under Contractor's Commercial General Liability and Commercial Automobile insurance policies for the duration of the term hereof. In addition, the certificates of insurance shall evidence Contractor's indemnification obligations hereunder and contain a provision that the coverages afforded under the policies will not be canceled or modified until at least thirty (30) days' prior written notice has been given to the Company. The compliance by Contractor with the insurance requirements hereof shall not relieve Contractor from liability under the indemnification provisions hereof.

7. INDEMNIFICATION; LIMITATION OF LIABILITY

     7.1. Contractor agrees to defend, indemnify and hold harmless thee
          Company, its officers, directors and employees (collectively, "Company Indemnitees") from and against any and all claims, actions, damages, costs, expenses (including reasonable attorneys' fees), losses or liabilities of any nature incurred or asserted against the Company Indemnitees (including any claim for bodily and personal injuries, including death, sustained by any person, including Contractor's Personnel, and for damage to property of any nature, including loss of use) to the extent that such claims, actions, damages, costs, expenses, losses or liabilities are caused by the negligence, fraud or misconduct of Contractor, its Personnel, or Contractor's affiliates, employees, agents, officers or directors.

     7.2 Notwithstanding any provision in this Agreement to the contrary, neither the Company nor its affiliates, partners, agents, vendors or its or their employees (including the Company Indemnitees), shall be liable hereunder for any consequential or indirect loss or damage or any other special or incidental damages incurred or suffered by Contractor or its directors, officers, employees or agents. The waiver and disclaimer of liability expressed herein shall survive termination of this Agreement, and shall apply whether in contract, equity, tort or otherwise, and shall extend to the Company Indemnitees, and the agents, divisions and subsidiaries of the Company, and their respective directors, officers and employees.


     7.3 NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY HEREBY ACKNOWLEDGES AND AGREES THAT CONTRACTOR'S TOTAL LIABILITY TO COMPANY SHALL IN NO CIRCUMSTANCE EXCEED THE AMOUNT OF THE INSURANCE COVERAGE REQUIRED BY SECTION 6 OF THIS AGREEMENT.

8. CONFIDENTIALITY


     8.1. It may be necessary or desirable for a party ("Discloser") to disclose to the other party or its Personnel ("Recipient") information that is confidential or proprietary to the Discloser and/or one or more of its affiliates ("Confidential Information"). Confidential Information includes, but is not limited to, the Materials and information related to the business affairs and/or procedures of the Discloser and/or one or more of its affiliates, or to the designs, programs, flowcharts, and documentation of the Discloser's information technology, whether or not owned by the Discloser, as well as information disclosed verbally, that is of such a sensitive nature that a reasonable person would presume it to be Confidential Information.

     8.2. Recipient agrees to use Confidential Information solely to provide the Work. Upon the Discloser's request, Recipient agrees to return all Confidential Information.

     8.3. Recipient will not, either during the term, or after the termination, of this Agreement:

            (a) disclose any Confidential Information to any third party; or

            (b) use Confidential Information for its own advantage, other than in the performance of this Agreement.

     8.4. Contractor agrees not to disclose to any third party the nature or content of the Work which Contractor performs for the Company pursuant to this Agreement.

     8.5. Recipient agrees to take all precautions necessary to safeguard the Discloser's property, including, without limitation, Confidential Information, that is in Recipient's knowledge or custody, or under Recipient's control.

   8.6. Contractor and the Company agree that certain information is not Confidential Information (and, if not, Contractor shall have no obligation with respect thereto) when any such information:

            (a) is in or enters into the public domain through no wrongful act of Recipient; or

            (b) is rightfully received from a third party without restriction and without breach of this Agreement; or

            (c) is approved for release by written authorization of the
                Discloser; or

            (d) is disclosed pursuant to the requirements of a governmental agency or by operation of law; or

            (e) is already in Recipient's possession as evidenced by its records and is not the subject of a separate nondisclosure agreement.

     8.7 If Recipient or any of Recipient's employees, or legal counsel to whom recipient discloses Confidential Information pursuant to this Agreement becomes legally compelled to disclose any Confidential Information, The Recipient agrees to provide the discloser with prompt notice thereof so that they may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If a protective order or other remedy is not obtained, the Recipient shall furnish only that portion of the Confidential Information which is legally required and shall cooperate in any action reasonably taken by the Discloser to seek to obtain other reliable assurance that confidential treatment will be accorded such Confidential Information. As between the parties hereto, the provisions of this Section 8 shall supersede the provisions of any inconsistent marking that may be affixed to said data by the discloser, and the inconsistent provisions of any such marking shall be without any force or effect.

9. OWNERSHIP OF MATERIALS

     9.1. [****]

     9.2. Contractor agrees not to install or use any proprietary software of a third party on the Company's computer system, premises or other tangible property unless Contractor has obtained, in writing, the software owner's permission or license to do so and the Company's written agreement to do so.

     9.3 Company and Contractor shall each retain ownership of, and all right, title and interest in and to, their respective, pre-existing intellectual property including, but not limited to: (a) patentable and unpatentable discoveries, and ideas, including, but not limited to, methods, techniques, "know-how", concepts, or products ("Inventions") and (b) all works fixed in any medium of expression, including copyright and mask work rights, and, except as set forth herein, no license therein, whether express or implied, is granted by this Agreement or as a result of the Services performed hereunder. To the extent the parties wish to grant rights or interests in pre-existing intellectual property beyond the rights granted pursuant hereto, separate license agreements on mutually acceptable terms will be executed.

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     9.4 Contractor at all times retains the right to use any general "know-how", techniques, ideas, concepts, algorithms, or other knowledge acquired or developed during the performance of this Agreement, on behalf of itself and its future customers. Contractor may perform the same or similar services for others, provided that any Company confidential, proprietary or trade secret information is treated in accordance with the parties' obligations of confidentiality hereunder.

10. CONTINUITY OF PERSONNEL

    l0.1  [****]

11. NON-SOLICITATION

    11.1. The Company and Contractor mutually agree to refrain from hiring or soliciting for hire any employee or Personnel of the other who is assigned to the Work during the term of this Agreement and for a period of three (3) months from the termination or expiration thereof.

    11.2. Contractor also agrees that neither Contractor nor any entity or other person affiliated with Contractor shall, directly or indirectly, induce or permit, any employee of the Company to perform services of any kind for Contractor, or any such entity or other person (whether during such employee's normal working hours or otherwise), for which such employee is compensated in any manner by Contractor, or such entity or other person.

12. RELATIONSHIP OF THE PARTIES

    12.1. The Company and Contractor acknowledge and agree that nothing herein contained is intended to constitute them as employer/employee, joint ventures or partners, it being their intention that Contractor is an independent contractor. The Company acknowledges that the Personnel employed by Contractor in performing the Work shall remain at all times employees of Contractor, and Contractor shall remain solely liable for all aspects of the employment of such persons including, without limitation, recruitment, hiring, firing, training, promotion, compensation, all F.I.C.A., payroll taxes and other deductions and all premiums or payments made for Workers' Compensation coverage, unemployment benefits or any other payments required by law to be made by employers for or on behalf of employees.

    12.2. In the event Contractor is organized as a corporation, Contractor hereby represents that it currently employs and expects to employ throughout the term of this

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          Agreement at least four (4) professional employees. In the event Contractor is organized as a partnership, Contractor hereby represents that it currently employs and expects to employ throughout the term of this Agreement at least four (4) employees or that it is currently composed of and expects to remain composed of throughout the term of this Agreement, at least four (4) partners.

13. DISPUTE RESOLUTION

    13.1. In the event of a dispute involving the interpretation or application of any provision of this Agreement, the parties agree not to commence litigation until they have first notified each other of their intent to implement the terms of this Section after first having employed their best efforts to jointly resolve such dispute. If the parties cannot resolve their differences in such fashion within thirty (30) days' of either party's receipt of such notice of the intent of the other party to implement the terms of this Section, the following alternative dispute resolution process (the venue of which shall be New York, New York) shall be immediately implemented:

          13.1.1. Upon written request of either party, the dispute will be referred for negotiation to representatives of the parties who have no direct operational responsibility for the matters involved in the dispute and who have authority to resolve the dispute.

          13.1.2. If these representatives have not agreed on a resolution of such dispute within ten (10) Business Days of its referral to them, the dispute shall be promptly submitted to a neutral adviser (the "Adviser") who shall be chosen from the list of arbitrators registered with the American Arbitration Association. The Adviser shall, within fourteen (14) days of the submission, recommend, in writing, a procedure for resolving the dispute and shall specify in such writing whether such procedure shall be binding, non-binding or involve a combination of binding and non-binding procedures.

          13.1.3. If the parties do not mutually agree upon the process recommended by the Adviser within ten (10) Business Days' of their receipt of the Adviser's written recommendation, they shall promptly convene a non-binding hearing (the "Mediation"). The rules for the Mediation will be established by the Adviser, after consultation with the parties.

          13.1.4. If the dispute cannot be resolved, either through the procedure recommended by the Adviser or through the Mediation, within such period as the Adviser shall deem reasonable, the Adviser shall, at the request of either party, certify to the parties that the matter is incapable of resolution.

          13.1.5. No litigation may be commenced concerning the dispute until the Adviser has certified in writing that the dispute is incapable of resolution, provided that any party may commence litigation (a) on any date after which such litigation could be barred by an applicable statute of limitations; or (b) if litigation is otherwise necessary to prevent irreparable harm to the moving party.

          13.1.6. Each party shall bear its own expenses in connection with the alternative dispute resolution procedures set forth in this Section, except that the parties shall split equally the fees and expenses of the Adviser, including the costs associated with any Mediation, and the fees and expenses of any other person designated by the Adviser to assist the parties.

      13.2. All communications made in connection with the alternative dispute resolution procedure set forth in this Section shall be treated as communications for the purpose of settlement and as such shall be deemed to be confidential and inadmissible in any subsequent litigation by virtue of Rule 408 of the Federal Rules of Evidence, as the same may be amended from time to time.

14. USE OF NAME

      14.1. Contractor shall not use the name, trade name, service marks, trademarks, trade, dress or logos of the Company (or any of its affiliates) in publicity releases, advertising or any other publication without the Company's prior written consent.

15. EQUAL EMPLOYMENT OPPORTUNITY

      15.1. If this Agreement is subject to the requirements of Executive Order 8246, Section 503 of the Rehabilitation Act of 1973, or the Vietnam Era Veterans' Readjustment Act of 1974, Contractor agrees to comply with the equal employment opportunity clause set out at 41 CFR 60-1.4 and the requirements for affirmative action for veterans and disabled persons set out at 41 CFR 60-250.4 and 60-741.4, respectively, and to maintain, provide, and control facilities in accordance therewith.

16. GENERAL

      16.1. Assignment; Subcontractors. Contractor will not assign this Agreement or any fees or amounts due to Contractor hereunder, in whole or in part, without the Company's prior written permission. Contractor shall not utilize any subcontractor or supplementary provider in providing the Work without the Company's prior written consent. The cost of any subcontractors and/or supplementary providers employed by Contractor shall not be an Out-of-Pocket Expense; and Contractor shall be solely responsible for such cost.

      16.2. Entire Agreement: Amendments. The provisions, terms and conditions of this Agreement (including its schedules) represent the entire agreement of the parties with regard to the subject matter of this Agreement and supersede any prior oral or written matter not included herein. No waiver, modification, change or amendment of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom such claimed waiver, modification, change or amendment is sought to be enforced.

      16.3. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given (a) when received, if delivered in person, or (b) when sent, if send by facsimile with receipt confirmed, or (c) three (3) Business Days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows:

      if to the Company:

      Pfizer Inc.
      East 42nd Street
      New York, New York 10017
      Attention:
                ------------------------


      if to Contractor:

      Predictive Systems, Inc.
      19 West 44th Street, 9th floor
      New York, NY 10036
      Attention: Legal Department

      16.4. Records. Contractor will make available all the Company related contracts, copies, files, records, accounts and other documents and materials in Contractor's possession or under Contractor's control (except for files, records or documents relating to Contractor's internal administration of the Company's account with Contractor) for the Company's examination at any time, upon at least two (2) business days' prior notice, during Contractor's regular business hours during the term of this Agreement and for a period of one (1) year after the termination of this Agreement.

      16.5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company and Contractor, their respective successors and assigns; provided, however, that Contractor may not transfer or assign its rights or obligations under this Agreement without the prior written consent of the Company.

      16.5. Governing Law. This Agreement is to be construed and determined under the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

      16.7. Headings. The heading of this Agreement are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

      16.8. Year 2000. Contractor represents and warrants that Contractor's use of software and hardware generally pursuant hereto, and specifically in its performance of the Work, will be unaffected by the passage of time for all calendar dates falling before, on, and after January 1, 2000 and February 29, 2000 and by spans of time including either or both of these dates,

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


PFIZER INC.                                    PREDICTIVE SYSTEMS, INC.


/s/ [****]                                     /s/ [****]
------------------------------                 --------------------------------
          Signature                                        Signature


[****]                                         [****]
------------------------------                 --------------------------------
           Name                                              Name


[****]                                         [****]
------------------------------                 --------------------------------
          Title                                              Title


         12/20/02                                          12/23/02
------------------------------                 --------------------------------
           Date                                              Date

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHIEDULE A
Scope of Work:

[****]

Assignment of Personnel, and Fees Therefor:

Contractor's Personnel assigned to the Company to perform the Work shall include:

Name.               Daily Rate*             Effective Date
-----               -----------             --------------
                    [****]






*The daily rate, if specified, is for a seven (7) hour workday which excludes a lunch period. If the Company requests that Contractor's Personnel work on an overtime basis, such work will be paid at one-seventh of the daily rate for each hour worked.


/s/ [****]               [****]
---------------------    ---------------    --------------------   -------------
Pfizer Inc.              Date               Contractor             Date

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.